FIRST COMMERCIAL CORPORATION
               1987 Incentive and Nonqualified Stock Option Plan
         As Amended May 15, 1990; April 19, 1994 and October 18, 1994


1.  Purpose of Plan
    ---------------
    This Stock Option Plan (the "Plan") is intended as an incentive to employees of First Commercial Corporation ("Company") and its affiliates or subsidiaries. Its purposes are to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is intended that options granted under the Plan will qualify as "incentive stock options" under the Internal Revenue Code of 1954 as amended by the Economic Recovery Tax Act of 1981, and as may be further amended from time to time (the "Internal Revenue Code") provided, however, that nonqualified stock options may also be granted which do not qualify as incentive stock options.


2.  Administration of the Plan
    --------------------------
    (a) The Compensation Committee appointed by the Board of Directors of the Company ("Compensation Committee"), consisting of four members of the Board of Directors who are both "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Commission and "outside directors" under applicable Treasury Regulations, will recommend to the Board of Directors qualified individuals as described in Paragraph 3 to participate in the Plan. The Compensation Committee shall have the power and authority to designate the number of shares to be optioned to each participant and which participants shall receive options, to interpret the provisions of the Plan and to supervise the administration of the Plan. All decisions and selections made by the Compensation Committee pursuant to the Plan shall be made by a majority of its members eligible to vote on matters affecting the Plan. For the purposes of the Plan, no member of the Board of Directors shall be authorized to vote upon any matters concerning the Compensation Committee, who is an executive officer or salaried employee of the Company or of any of its affiliates or subsidiaries or who has, at any time within one year prior to any time when any matter involving the Plan is being acted upon by the Compensation Committee, served the Company or any of its affiliates or subsidiaries in such a position. The Compensation Committee may from time to time refer matters involving the Plan to one or more special constituted subcommittees of its members for study, reports and recommendations to be made to the Compensation Committee. Any decision of the Compensation Committee which shall be reduced in writing and signed by a majority of its members shall be fully effective as if such decision has been made at a duly constituted meeting of the Compensation Committee.

    (b) Option grants shall be in the absolute discretion of the Compensation Committee, and shall be final without approval of the shareholders of the Company. The Board of Directors of the Company shall ratify the terms of the option grants.


3.  Eligibility
    -----------
    (a) The person eligible for participation in the Plan as recipient of options shall include only employees of the Company or of any affiliates or subsidiaries of the Company (as defined in Section 425(f) of the Internal Revenue Code) who are executive, administrative, professional, or technical personnel and who have the principal responsibility, subject to the Board of Directors, for the management, direction and financial success of the Company. An employee who owns, directly or indirectly, stock possessing more than 10% (ten percent) of the total combined voting power or value of all classes of stock in the Company or an affiliate or subsidiary thereof shall not be eligible to participate in the incentive portion of the Plan; however, such employees shall be eligible to participate in the nonqualified portion of the Plan. The Directors of the Company shall not be eligible to participate in the Plan as Directors, but Directors otherwise qualified shall be eligible to participate. An employee who has been granted an option hereunder may be granted an additional option or options if the Compensation Committee shall so determine. In addition, any consultant who spends in excess of 1,000 hours providing services on behalf of the Company shall be eligible to receive nonqualified stock options only.

    (b) No executive may receive more than 25% of the total number of options granted in any single year, nor more than 25% of the total number of options granted over the life of the Plan.


4.  Shares Subject to the Plan
    --------------------------
    Subject to the adjustments as provided in Paragraph 9 hereof, there shall be subject to the Plan 1,375,596 shares of common stock of the Company par value $3.00 per share. Any or all of the shares subject to the Plan may be granted at such time as the Board of Directors may determine. The shares subject to the Plan shall consist of authorized but unissued shares or treasury shares held by the Company. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be canceled prior to the exercise in full, the shares thereof subject to such options may again be subject to an option under the plan.

5.  Option Price
    ------------
    (a) The purchase price for each share placed under option pursuant to the Plan shall be determined by the Compensation Committee, but shall in no event be less than 100% of the fair market value of such shares on the date the option is granted.

    (b) The aggregate fair market value (determined at the time the option is granted) of stock treated as acquired pursuant to incentive stock options which are exercisable for the first time during any calendar year (under all incentive stock option plans of the Company or as affiliates or subsidiaries thereof) shall not exceed $100,000.

    (c) The fair market value of a share at time of grant shall be deemed to be (i) the average of the closing bid and ask price as reported by the National Association of Securities Dealers Quotation System ("NASDAQ") on that date or (ii) if the stock hereafter becomes listed on a stock exchange, the mean between the highest and lowest sales price per share of the stock on the principal national securities exchanges on which the stock may be listed from time to time on that date or, in either case, if there shall have been no sale on that date on the last preceding date on which such sale or sales were reported on NASDAQ or effected on such exchange. In the event that the method just described for determining the fair market value of the shares shall not remain consistent with the provisions of the Internal Revenue Code or the regulations of the Secretary of the Treasury promulgated thereunder, then the fair market value per share shall be determined by such other method consistent with the Internal Revenue Code or regulations as the Compensation Committee shall in its discretion select and apply at the time of grant of the option concerned.


6.  Option Period
    -------------
    (a) Options granted under this plan shall terminate and be of no force and effect with respect to any shares not previously purchased by the optionee upon the happening of the first of the following:

      (i) The expiration of ten (10) years from the date of granting of such option, or

      (ii) The termination of the optionee's employment with the Company for any reason, with or without cause, other than by death or retirement, or

      (iii) The expiration of twelve (12) months after the date of death of the optionee, or

      (iv) The expiration of three (3) months after the date of retirement of the optionee.

    (b) If a participant leaves the Company to join a competitor, unexercised options granted to the participant under the Plan shall be forfeited.

    (c) "Employment with the Company" as used in this Plan shall include employment with any affiliate or subsidiary of the Company and option granted under this Plan shall not be affected by an employee's transfer of employment from the Company to an affiliate or subsidiary, from an affiliate or subsidiary to the Company or between affiliates or subsidiaries.


7.  Terms and Exercise of Options
    -----------------------------
    (a) The Compensation Committee in granting options hereunder shall have discretion to determine the terms on which options shall be exercisable, including such provisions as deemed advisable to permit qualification as "incentive stock options" within the meaning of
         Section 422A of the Internal Revenue Code, as the same may from time to time be amended. Any incentive stock options outstanding under the Plan may be amended, if necessary, in order to retain such qualification.

    (b) Options may be exercised solely by the optionee during his lifetime, or in the event of his legal incapacity, by his legal representative, or after his death, by the person or persons entitled thereto under his Will or the laws of descent and distribution. In the event of the retirement of an optionee while in the employ of the Company at or beyond age 65, or any time after age 62, if the optionee has 10 or more years of employment with the Company, any unmatured installments of the option shall be accelerated as of the date of retirement and the option shall be exercisable in full within three months following the date of retirement. In the event of the death of an optionee while in the employ of the Company, any unmatured installments of the options shall be accelerated as of the date of death and the option shall be exercisable in full within twelve months following the date of death. Options shall terminate and be of no force and effect in the event of termination of employment for any reason other than retirement or death. In no event may an option be exercised more than ten years after the date of its grant.

    (c) Options may be exercised, whether in whole or in part, by written notification to the Company, accompanied by cash or Cashier's Check for the aggregate price of the number of shares being purchased, or upon exercising of an option the optionee may, with approval of the Compensation Committee, pay for the shares by tendering stock in the Company already owned by the optionee, with such stock being valued on the date of exercise by application of the method set out in Paragraph 5 hereinabove. An optionee may, with approval of the Compensation Committee, also pay for such shares with a combination of cash and stock of the Company valued as stated above.

    (d) Options granted under the Plan which are not incentive stock options shall become exercisable at such time as the Compensation Committee may, in its discretion, determine, which time may be different from those specified in Paragraph 7(a) for incentive stock options. In the event more than $100,000 of stock which is subject to an option which would otherwise qualify as an incentive stock option first becomes exercisable in a calendar year (under all incentive stock option plans of the Company or an affiliate or subsidiary thereof), the Compensation Committee may designate the stock that is treated as an incentive stock option by issuing a separate stock certificate (or certificates) for $100,000 of stock and identifying such certificate (or certificates) as incentive stock option stock in the Company's stock transfer records and the balance of the stock shall be treated as acquired pursuant to the exercise of a nonqualified stock option.

    (e) Stock certificates to be issued or transferred pursuant to Options granted under this Plan shall have noted thereon that same have been issued or transferred pursuant to an option granted under this Plan. Additionally, such stock certificates shall bear a restriction that in the event a participant leaves the Company to join a competitor, any stock purchased six months prior to termination of employment as a result of exercise of nonqualified stock options shall be subject to an option on behalf of the Company to repurchase such stock at the option price for a period of 30 days after such participant's termination.


8.  Assignability
    -------------
    Options granted under this Plan shall not be assignable or transferable by the optionee, otherwise than by Will or the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee for his individual account or, in the event of his legal incapacity, by his legal representatives. Other than is permitted in the preceding sentence, no assignment or transfer of an option or of the rights represented thereby, whether voluntarily or involuntarily, by operation of law or otherwise, shall vest in the purported assignee or transferee, any interest or right therein whatsoever, but immediately upon any such purported assignment or transfer, or any attempt to make the same, such option shall terminate and become of no further effect.


9.  Reorganizations and Recapitalization of the Company
    ---------------------------------------------------
    (a) The existence of this Plan and options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preferred stocks ahead of or affecting the common stock or the rights thereof, or the dissolution or the liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any corporate act or proceeding, whether of a similar character or otherwise.

    (b) The shares with respect to which options may be granted hereunder are shares of the common stock of the Company as presently constituted, but if and whenever, prior to the delivery by the Company of all of the shares of common stock which are subject to options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payments of a stock dividend or other increase or reduction in the number of shares of the common stock outstanding without receiving compensation therefor in money, services or property, the number of shares of common stock available under the Plan and the number of shares of common stock with respect to which options granted hereunder, may thereafter be exercised shall (i) in the event of an increase in the number of shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

    (c) If the Company is reorganized or merged or consolidated with or sells or otherwise disposes of substantially all its assets to another corporation or if at least 80% of the outstanding common stock of the Company is acquired by another corporation (in exchange for stock or other securities of such other corporation) while unexercised options remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised portion of such outstanding options an appropriate number of shares, if any, of each class of stock or other securities of the reorganized, merged, consolidated, or acquiring corporation which were distributed or issued to the shareholders of the Company in respect of such shares. In the case of any reorganization, merger or consolidation wherein the Company is not the surviving corporation, or any sale or distribution of substantially all of the assets of the Company to another corporation or the acquisition of at least 80% of the outstanding common stock of the Company by another corporation (in exchange for stock or other securities of such other corporations) all options granted under the plan shall become immediately vested without regard to the installment provision set forth in Paragraph 7 hereof provided.

    (d) In the event there shall be any change of the number of, or kind of, issued shares of stock under option, or of any stock or other securities into which such stock shall have changed, or for which it shall have been exchanged, then if the Compensation Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or option price of shares then subject to an option or available for option, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the respective Plan.


10. Registration and Listing
    ------------------------
    The Company from time to time shall take such steps as may be necessary to cause the issuance of shares upon the exercise of options granted under the Plan to be registered under the Securities Act of 1933, as amended, and such other Federal or State securities laws as may be applicable. The timing of such registration shall be at the sole discretion of the Company. Until such shares are registered, they shall bear a legend restricting the sale of such securities. The Company shall also from time to time take such steps as may be necessary to list the shares issuable upon exercise of options granted under the Plan for trading on such stock exchange on which the Company's then outstanding shares are admitted to listed trading.

11. Effective and Expiration Dates of Plan
    --------------------------------------
    The effective date of the Plan is February 17, 1987. No option shall be granted pursuant to the Plan after February 17, 1997.


12. Amendments or Termination
    -------------------------
    The Board of Directors may amend, alter or discontinue the Plan, but no amendment or alteration shall be made without the approval of the shareholders which would:

      (I) materially increase the benefits accruing to participants under the Plan; or

      (ii) increase the number of securities which may be issued under the Plan; or

      (iii) modify the requirements as to eligibility for participants in the Plan.

    No amendment, alteration or discontinuation of the Plan shall adversely affect any stock options granted prior to the time of such amendment, alteration or discontinuation.


13. Government Regulations
    ----------------------
    Notwithstanding any provisions hereof, or any option granted hereunder, the obligation of the Company to sell and deliver shares under any such option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchange as may be required, and the optionee shall agree that he will not exercise any option granted hereunder, and that the Company will not be obligated to issue any shares under any such option, if the exercise thereof or if the issuance of such shares shall constitute a violation by the optionee or the Company of any applicable law or regulation.